Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of In Veritas Medical Diagnostics, Inc. (the "Company") on Form 10-KSB/A for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Thorp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to In Veritas Medical Diagnostics, Inc. and will be retained by Lapis Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





October 31, 2005                           /s/ Martin Thorp
                                            ------------------------------------
                                            Martin Thorp
                                            Chief Financial Officer